[GRAPHIC OMITTED]SBC Communications Inc.

                                          SUPPLEMENTAL RETIREMENT INCOME PLAN

                                    Effective:                                  January 1, 1984
                                    Revisions Effective:                        November 20, 2003

                                          SUPPLEMENTAL RETIREMENT INCOME PLAN

                                          SUPPLEMENTAL RETIREMENT INCOME PLAN

1                 Purpose.

         The purpose of the Supplemental Retirement Income Plan ("Plan") is to provide Eligible Employees with retirement benefits to supplement benefits payable pursuant to SBC's qualified group pension plans.

2                 Definitions.

         For purposes of this Plan, the following words and phrases shall have the meanings indicated, unless the context clearly indicates otherwise:

         Administrative Committee. "Administrative Committee" means a Committee consisting of the Senior Executive
         ------------------------
         Vice President-Human Resources and two or more other members designated by the Senior Executive Vice
         President-Human Resources who shall administer the Plan.

         Agreement.  "Agreement" means the written agreement (substantially in the form attached to this Plan as
         ---------
         Attachment A) that shall be entered into between SBC by the Senior Executive Vice President-Human Resources
         and a Participant to carry out the Plan with respect to such Participant.  Entry into a new Agreement shall not be required upon amendment of the Plan or upon an increase in a Participant's Retirement Percent (which increase shall nevertheless be utilized to determine the Participant's benefits hereunder even though not reflected in the Participant's Agreement), except entry into a new Agreement shall be required in the case of an amendment which alters, to the detriment of a Participant, the benefits described in this Plan as applicable to such Participant (See Section 6.5).  Such new Agreement shall operate as the written consent required by Section 6.5 of the Participant to such amendment.

         Beneficiary.  "Beneficiary" shall mean any beneficiary or beneficiaries designated by the Eligible Employee
         -----------
         pursuant to the SBC Rules for Employee Beneficiary Designations as may hereafter be amended from time-to-time
         ("Rules").

         Chairman.  "Chairman" shall mean the Chairman of the Board of SBC Communications Inc.
         --------

         Disability.  "Disability" means any Termination of Employment prior to being Retirement Eligible (without
         ----------
         regard to the 5 Years of Service requirement otherwise applicable to certain Participants age 55 or older)
         that the Administrative Committee, in its complete and sole discretion, determines is by reason of a
         Participant's total and permanent disability.  The Administrative Committee may require that the Participant submit to an examination by a competent physician or medical clinic selected by the Administrative
         Committee.  On the basis of such medical evidence, the determination of the Administrative Committee as to whether or not a condition of total and permanent disability exists shall be conclusive.

         Earnings.  "Earnings" means for a given calendar year the Participant's: (1) bonus earned as a short term
         --------
         award during the calendar year but not exceeding 200% of the target amount of such bonus (or such other portion of the bonus or target bonus as may be determined by the Human Resources Committee of the Board of
         SBC), plus (2) base salary before reduction due to any contribution pursuant to any deferred compensation plan or agreement provided by SBC, including but not limited to compensation deferred in accordance with
         Section 401(k) of the Internal Revenue Code.

         Eligible Employee. "Eligible Employee" means an Officer or a non-Officer employee of any SBC company who is
         -----------------
         designated by the Chairman as eligible to participate in the Plan.  Effective on and after July 1, 1994, only an Officer may become an Eligible Employee.  Notwithstanding the foregoing, the Chairman, may, at any time and from time to time, exclude any Employee or group of Employees from being deemed an "Eligible Employee"
         under this plan.

         Final Average Earnings.  "Final Average Earnings" means the average of the Participant's Monthly Earnings for
         ----------------------
         the thirty-six (36) consecutive months out of the one hundred twenty (120) months next preceding the
         Participant's Termination of Employment which yields the highest average earnings.  If the Participant has fewer than thirty-six (36) months of employment, the average shall be taken over his or her period of employment.

         GAAP Rate.  "GAAP Rate" means the interest rate used for valuing Plan liabilities for purposes of SBC's
         ---------
         financial statement reporting requirements for the referenced period.

         Immediate Annuity Value. "Immediate Annuity Value" means the annual amount of annuity payments that would be
         -----------------------
         paid out of a plan on a single life annuity basis if payment of the plan's benefit was commenced immediately upon Termination of Employment, notwithstanding the form of payment of the plan's benefit actually made to the Participant (i.e., joint and survivor annuity, lump sum, etc.) and notwithstanding the actual commencement date of the payment of such benefit.

         Mid-Career Hire.  "Mid-Career Hire" means an individual (i) initially hired or rehired at age 35 or older
         ---------------
         into a position eligible for benefits under this Plan or (ii) initially hired or rehired at age 35 or older who is subsequently promoted to a position eligible for benefits under this Plan.

         Monthly Earnings.  "Monthly Earnings" means one-twelfth (1/12) of Earnings.
         ----------------

         Mortality Tables.  "Mortality Tables" means the mortality tables used for purposes of valuing Plan
         ----------------
         liabilities for SBC's financial statement reporting requirements for the referenced period.

         Officer. "Officer" shall mean an individual who is designated as an officer level Employee for compensation
         -------
         purposes on the records of SBC.

         Participant.  A "Participant" means an Eligible Employee who has entered into an Agreement to Participate in
         -----------
         the Plan.

         Retire or Retirement.  "Retire" or "Retirement" shall mean the Termination of Employment of an Eligible
         --------------------
         Employee for reasons other than death, on or after the earlier of the following dates:  (1) the date the
         Eligible Employee is Retirement Eligible or (2) the date the Eligible Employee has attained one of the following combinations of age and service at Termination of Employment on or after April 1, 1997, except as otherwise indicated below:

                  Net Credited Service                                    Age
                  --------------------                                    ---

                  10 years or more                                     65 or older
                  20 years or more                                     55 or older
                  25 years or more                                     50 or older
                  30 years or more                                     Any age

         With respect to an Eligible Employee who is granted an EMP Service Pension under and pursuant to the provisions of the SBC Pension Benefit Plan - Nonbargained Program ("SBCPBP") upon Termination of Employment, the term "Retirement" shall include such Eligible Employee's Termination of Employment.

         Retirement Eligible.  "Retirement Eligible" or "Retirement Eligibility" means that a Participant has attained
         -------------------
         age 55 and, for an individual who becomes a Participant on or after January 1, 2002, has five (5) Years of
         Service. Note:  Any reference in any other SBC plan to a person being eligible to retire with an immediate pension pursuant to the SBC Supplemental Retirement Income Plan shall be interpreted as having the same meaning as the term Retirement Eligible.

         Retirement Percent.  "Retirement Percent" means the percent specified in the Agreement with the Participant
         ------------------
         which establishes a Target Retirement Benefit (see Section 3.1) as a percentage of Final Average Earnings.

         SBC.  "SBC" means SBC Communications Inc.
         ---

         Service Factor.  "Service Factor" means, unless otherwise agreed in writing by the Participant and SBC,
         --------------
         either (a) a deduction of 1.43 percent, or .715 percent for Mid-Career Hires, multiplied by the number by which (i) thirty-five (or thirty in the case of an Officer) exceeds (ii) the number of Years of Service of the Participant, or (b) a credit of 0.715 percent multiplied by the number by which (i) the number of Years of Service of the Participant exceeds (ii) thirty-five (or thirty in the case of an Officer).  For purposes of the above computation, a deduction shall result in the Service Factor being subtracted from the Retirement
         Percent whereas a credit shall result in the Service Factor being added to the Retirement Percent.

         Termination of Employment.  "Termination of Employment" means the ceasing of the Participant's employment
         -------------------------
         from the SBC controlled group of companies for any reason whatsoever, whether voluntarily or involuntarily.

         Year.  A "Year" is a period of twelve (12) consecutive calendar months.
         ----

         Years of Service.  "Years of Service" means the number of each complete years of continuous, full-time
         ----------------
         service as an employee beginning on the date when a Participant first began such continuous employment with any SBC company and on each anniversary of such date, including service prior to the adoption of this Plan.

3                 Plan ("SRIP") Benefits.

3.1               Termination of Employment/Vesting.

         With respect to (1) a person who becomes a Participant prior to January 1, 1998, or (2) a person who prior to
         January 1, 1998 is an officer of a Pacific Telesis Group ("PTG") company and becomes a Participant after
         January 1, 1998, upon such a Participant's Termination of Employment, SBC shall pay to such Participant a
         SRIP Benefit in accordance with Section 3.3.  The amount of such SRIP Benefit is calculated as follows:

                     Final Average Earnings
                  x Revised Retirement Percentage
                  -------------------------------------------------------------------------------------------------
                  = Target Retirement Benefit
                  - Immediate Annuity Value of any SBC/PTG Qualified Pensions
                  - Immediate Annuity Value of any other SBC/PTG Non-Qualified
                     Pensions other than SRIP
------------------------------------------------------------------------------------------------------------------
                  =  Target Benefit
                  -  Age Discount
                  ------------------------------------------------------------------------------------------------
                  =  Annual Value of Life with 10 Year Certain SRIP Benefit immediately payable upon Termination of
                      Employment

         With respect to a person who is appointed an Officer and becomes a Participant on or after January 1, 1998, upon such a Participant's Termination of Employment, SBC shall pay to such Participant a SRIP Benefit in accordance with Section 3.3.  The amount of such SRIP Benefit is calculated as follows:

                  Final Average Earnings
                  X  Revised Retirement Percentage
                  =  Target Retirement Benefit
                  -  Age Discount
                  ------------------------------------------------------------------------------------------------
                  =  Discounted Target Benefit
                  -  Immediate Annuity Value of any SBC/PTG Qualified Pensions
-                 Immediate Annuity Value of any SBC/PTG Non-Qualified
                     Pensions, other than SRIP
                     ---------------------------------------------------------------------------------------------
                  =  Annual Value of Life with 10 Year Certain SRIP Benefit immediately payable upon Termination of
                      Employment

                  Where in both of the above cases the following apply:

                  (a)      Revised Retirement Percentage = Retirement Percent + Service Factor

                  (b)      For purposes of determining the Service Factor, the Participant's actual Years of Service as of the date of Termination of Employment, to the day, shall be used.

                  (c)      For purposes of determining the Final Average Earnings, the Participant's Earnings history as of the date of Termination of Employment shall be used.

                  (d)      Age Discount means the Participant's SRIP Benefit shall be decreased by five-tenths of one percent (.5%) for each month that the date of the termination of employment precedes the date on which the Participant will attain age 60.

                  Notwithstanding the foregoing, if at the time of Termination of Employment the Participant is, or has been within the one year period immediately preceding Participant's Termination of Employment, an Officer with 30 or more Years of Service such Participant's Age Discount shall be zero.

                  Except to true up for an actual short term award paid following Termination of Employment, there shall be no recalculation of the value of a Participant's SRIP Benefit following a Participant's
                  Termination of Employment.

                  If a Participant who has commenced payment of his or her SRIP Benefit dies, his or her Beneficiary shall be entitled to receive the remaining SRIP Benefit in accordance with the Benefit Payout
                  Alternative elected or deemed elected by the Participant or to make the same elections that the
                  Participant could have made as of the day immediately preceding the Participant's death.  If the
                  Participant had elected a lump sum benefit, such Beneficiary may make an election under Section
                  3.6.  If a Participant dies while in active service, Section 4 shall apply.

                  Notwithstanding any other provision of this Plan, upon any Termination of Employment of the
                  Participant for a reason other than death or Disability, SBC shall have no obligation to the
                  Participant under this Plan if the Participant has less than 5 Years of Service at the time of
                  Termination of Employment.

3.2               Disability.

         Upon a Participant's Disability and application for benefits under the Social Security Act as now in effect or as hereinafter amended, the Participant will continue to accrue Years of Service during his or her
         Disability until the earliest of his or her:

                  (a)      Recovery from Disability,

                  (b)      Retirement (determined without regard to the 5 Years of Service requirement otherwise applicable to certain Participants age 55 or older), or

                  (c)      Death.

         Upon the occurrence of either (a) Participant's recovery from Disability prior to his or her Retirement
         Eligibility if Participant does not return to employment, or (b) Participant's Retirement (determined without regard to the 5 Years of Service requirement otherwise applicable to certain Participants age 55 or older), the Participant shall be entitled to receive a SRIP Benefit in accordance with Section 3.1.

         For purposes of calculating the foregoing benefit, the Participant's Final Average Earnings shall be determined using his or her Earnings history as of the date of his or her Disability.

         If a Participant who continues to have a Disability dies prior to his or her Retirement Eligibility (without regard to the 5 Years of Service requirement otherwise applicable to certain Participants age 55 or older), the Participant will be treated in the same manner as if he or she had died while in employment (See Section
         4.1).

3.3               Benefit Payout Alternatives.

         The normal form of a Participant's benefits hereunder shall be a Life with 10-Year Certain Benefit as described in Section 3.3(a).  However, a Participant may elect in his or her Agreement or in a subsequently filed election to convert his or her benefits hereunder, into one of the Benefit Payout Alternatives described in Section 3.3(b), 3.3(c) or 3.3(d).

                  (a)      Life with a 10-Year Certain Benefit.  An annuity payable during the longer of (i) the life
                           -----------------------------------
                           of the Participant or (ii) the 10-year period commencing on the date of the first payment and ending on the day next preceding the tenth anniversary of such date (the "Life With
                           10-Year Certain Benefit").  If a Participant who is receiving a Life with 10-Year Certain
                           Benefit dies prior to the expiration of the 10-year period described in this Section 3.3(a), the Participant's Beneficiary shall be entitled to receive the remaining Life With 10-Year
                           Certain Benefit installments which would have been paid to the Participant had the
                           Participant survived for the entire such 10-year period.

                  (b)      Joint and 100% Survivor Benefit.  A joint and one hundred percent (100%) survivor annuity
                           -------------------------------
                           payable for life to the Participant and at his or her death to his or her Beneficiary, in an amount equal to one hundred percent (100%) of the amount payable during the Participant's life, for life (the "Joint and 100% Survivor Benefit").

                  (c)      Joint and 50% Survivor Benefit.  A joint and fifty percent (50%) survivor annuity payable
                           ------------------------------
                           for life to the Participant and at his or her death to his or her Beneficiary, in an amount equal to fifty percent (50%) of the amount payable during the Participant's life, for life
                           (the "Joint and 50% Survivor Benefit").

                  (d)      Lump Sum Benefit.  Effective for a Termination of Employment on or after June 19, 2001, if
                           ----------------
                           the Participant has attained the age of fifty-five years as of his or her Termination of
                           Employment, the Participant is eligible to receive a lump sum benefit as described in
                           Section 3.4.

         The Benefit Payout Alternatives described in Section 3.3(b), 3.3(c) and 3.3(d) shall be the actuarially determined equivalent (as determined by the Administrative Committee in its complete and sole discretion) of the Life With 10-Year Certain Benefit that is converted by such election.

         Any election made pursuant to this Section 3.3 may be made in the Participant's Agreement or in a timely filed benefit payout election form. A Participant may elect in his or her Agreement or in a timely filed benefit payout election form to defer the time by which he or she is required to elect one of the foregoing forms of Benefit Payout Alternatives.  A benefit payout election form is timely filed only if it is delivered by the Participant, in writing, telecopy, email or in another electronic format, to the Administrative
         Committee no later than the last day of the calendar year preceding the calendar year in which the
         Participant's Termination of Employment takes place or other benefit payment under this Plan commences.

         If a Participant's Agreement or benefit payout election form fails to show an election of a Benefit Payout
         Alternative, or if the Participant having chosen to defer his or her benefit payout election, fails to make a timely election of benefits, such Participant shall be deemed to have elected and such Participant's form of benefit shall be the Life With 10-Year Certain Benefit which is described in Section 3.3(a).

         Notwithstanding the foregoing, in the event of the death of a designated annuitant during the life of the
         Participant, the Participant's election to have a Benefit Payout Alternative described in Section 3.3(b) or
         3.3(c) shall be deemed to be revoked, in which event, subject to the conditions and limitations specified in the immediately preceding paragraph, or within the ninety-day period following the death of the annuitant if such period would end later than the time allowed for an election by the immediately preceding paragraph, the
         Participant may elect to have his or her benefit, or remaining benefit, under the Plan, as the case may be, paid in any of the forms described in Sections 3.3(a), 3.3(b) or 3.3(c).  In the event the Participant's designated annuitant predeceases the Participant and the Participant fails to make a timely election in accordance with the provisions of the immediately preceding sentence, the Participant's benefit, or remaining benefit, as the case may be, shall be paid or reinstated, as the case may be, in the form of a Life With
         10-Year Certain Benefit as described in Section 3.3(a).  Any conversion of benefit from one form to another pursuant to the provisions of this paragraph shall be subject to actuarial adjustment (as determined by the
         Administrative Committee in its complete and sole discretion) such that the Participant's new benefit is the actuarial equivalent of the Participant's remaining prior form of benefit.  Payments pursuant to
         Participant's new form of benefit shall be effective commencing with the first monthly payment for the month following the death of the annuitant.

         Notwithstanding any other provision of this Plan to the contrary, payment in the form of a Benefit Payout
         Alternative described in Section 3.3(b) or 3.3(c), with a survivor annuity for the benefit of the
         Participant's spouse as Beneficiary, may be waived by the annuitant with the consent of the Participant in the event of the divorce (or legal separation) of said annuitant from said Participant.  In such event, the
         Participant's benefit shall be reinstated to the remainder of the Life with 10-Year Certain Benefit as described in Section 3.3(a) (i.e., the 10-Year period as described in Section 3.3(a) shall be the same
         10-year period as if such form of benefit was the form of benefit originally selected and the expiration date of such period shall not be extended beyond its original expiration date) effective commencing with the first monthly payment following receipt of the waiver and Participant consent in a form acceptable to the
         Administrative Committee.  A waiver of the type described in this paragraph shall be irrevocable.

3.4               Lump Sum Benefit Election.

                  (a)      A Participant who has attained the age of fifty-five (55) years as of his or her Termination of Employment and whose Termination of Employment occurs after December 31, 2001 shall be eligible to make an election for a lump sum benefit.  A lump sum benefit election may be made in or after the calendar year immediately preceding the calendar year in which the
                           Participant attains age fifty-five (55); provided, however, such election shall not be
                                                                    --------  -------
                           effective unless the Participant attains age fifty-five on or before such Participant's
                           Termination of Employment, and, in such event, the Participant shall be deemed to have elected the Benefit Payout Alternative described in Section 3.3(a).

                           The amount of such Participant's lump sum benefit shall be calculated as of the
                           Participant's Termination of Employment applying the Mortality Tables and the GAAP Rate, both as in effect as of the end of the calendar year immediately preceding the Participant's
                           Termination of Employment, but using the Participant's age, Years of Service and other factors as of the Participant's Termination of Employment.

                  (b)      A Participant who was eligible to receive a lump sum benefit at Retirement, but who elected
                           (or is deemed to have elected) one of the Benefit Payout Alternatives described in Section
                           3.3(a), 3.3(b) or 3.3(c), may elect to convert such annuity distribution to a lump sum benefit in a timely filed election.  The Beneficiary of a deceased Participant shall be eligible to make such conversion election to the same extent the Participant was eligible to make such election as of the day immediately preceding the Participant's death.  An election to convert an annuity benefit into a lump sum benefit is timely filed only if it is delivered by the Participant (or the Beneficiary), in writing, telecopy, email or in another electronic format, to the Administrative Committee no later than December 31 of the calendar year following the calendar year in which the Participant's Termination of Employment occurred.  The value of the lump sum benefit resulting from the conversion of a previously elected annuity benefit, shall be the Participant's lump sum benefit valued as of the
                           Participant's Termination of Employment, less the payments, adjusted for interest (using the same GAAP rate that was used to calculate the Lump Sum Benefit as of the Participant's
                           Termination of Employment), that were received prior to the effective date of the conversion.  If a Participant (or his or her Beneficiary) makes a timely election to convert an annuity benefit into a lump sum benefit, such election shall be effective on or about
                           March 1st of the calendar year immediately following the calendar year in which such election is made, and the annuity benefit shall continue to be paid through such March 1st, whereupon the lump sum benefit election shall become effective.  If an election to convert an annuity benefit into a lump sum benefit is not timely filed, the annuity benefit shall continue to be distributed in the form elected (or deemed elected) by the Participant.

                  (c)      A Participant or Beneficiary who elects a lump sum benefit under Section 3.3(d) and/or
                           Section 3.4 must, contemporaneous with such Lump Sum Benefit election, elect to defer all or a portion of the lump sum benefit (including any interest accrued thereon as provided in
                           Section 3.5) in accordance with a payment schedule timely elected by the Participant (or
                           Beneficiary); provided, however,
                                         --------- -------

                           (i)      with respect to a lump sum benefit effective at Retirement, the Participant must defer the receipt of one hundred percent (100%) of such lump sum benefit (including any interest thereon) until the later of:

(A)               his or her Termination of Employment; or

(B)               March 1 of the calendar year in which the Participant realizes a Termination of Employment;

                           (ii)     the Participant must defer the receipt of at least seventy percent (70%) of such lump sum benefit (excluding any interest accrued thereon as provided in Section
                                    3.5) until at least the third (3rd) anniversary of such Participant's Termination of Employment; provided, however, if the Participant attained the age of sixty (60)
                                    as of his or her Termination of Employment, the Participant is not required to defer receipt of such Lump Sum Benefit if he or she agrees, in writing, substantially in the form provided in Attachment B, not to compete with an Employer
                                    Business within the meaning of Section 7.2 for a period of three (3) years from such Participant's Termination of Employment and further agrees that if he or she fails to abide by such agreement, the non-compete agreement is challenged or the non-compete agreement is unenforceable, he or she shall forfeit all benefits hereunder and repay the Lump Sum Benefit to SBC; and

                           (iii)    the Participant (or Beneficiary) may not defer the receipt of all or any portion of such lump sum benefit, including any interest accrued thereon, beyond the twentieth
                                    (20th) calendar year after the Participant's Termination of Employment.

                           The payment schedule elected by a Participant or Beneficiary must comply with the rules for payment schedules as adopted by the Administrative Committee (as determined by the
                           Administrative Committee in its sole and absolute discretion), which, for example, may require payment of principal to be made no more frequently than once per calendar year.

                           If a Participant who, as of his or her Retirement, timely elected to defer the receipt of a lump sum benefit under this Section fails to timely elect a payment schedule or if such
                           Participant's timely filed payment schedule does not comply with the rules for payment schedules, (i) thirty percent (30%) of such Participant's lump sum benefit shall be paid to the Participant upon the later of (A) such Participant's Termination of Employment, or (B)
                           March 1 of the calendar year in which the Participant realizes a Termination of Employment, and (ii) the remaining seventy percent (70%) (plus any interest accrued thereon as provided in Section 3.5) shall be paid to the Participant on the third (3rd) anniversary of such
                           Participant's Termination of Employment.  If a Participant who timely elects to defer the receipt of a lump sum benefit resulting from the conversion of an annuity benefit, fails to timely elect a payment schedule or if such Participant's timely filed payment schedule does not comply with the rules for payment schedules, (i) thirty percent (30%) of such
                           Participant's lump sum benefit shall be paid to the Participant on or about March 1st of the calendar year following the year in which the conversion election is made, and (ii) the remaining seventy percent (70%) (plus any interest accrued thereon as provided in Section
                           3.5) shall be paid to the Participant on the third (3rd) anniversary of such Participant's
                           Termination of Employment.

3.5               Lump Sum Benefit Account Balance.

         The Administrative Committee shall maintain a lump sum benefit account balance on its books and records for each Participant (or Beneficiary) that elects a lump sum benefit.  During such period of time that all or any portion of a Participant's lump sum benefit is not paid, interest shall be credited using the same methodology used by SBC for financial accounting purposes using the GAAP Rate that was used to calculate such
         Participant's lump sum benefit.  Payments of principal and interest shall be deducted from the lump sum benefit account balance.

3.6               One-Time Acceleration of Deferred Lump Sum Benefit.

         Participants who realize a Termination of Employment on or after June 19, 2001 who timely elected a lump sum benefit under Section 3.3(d) and/or Section 3.4 (and their Beneficiary) may make a one-time, irrevocable election to accelerate the payment of their unpaid lump sum benefit, if any, subject to the following conditions and limitations. The Participant's (or Beneficiary's) election to accelerate his unpaid lump sum benefit, if any, must be received by the Administrative Committee on or before the last day of the calendar year immediately preceding the calendar year in which such unpaid portion of the lump sum benefit distribution is to be made.  Such distribution shall be made on March 1 of the calendar year immediately following the calendar year in which such acceleration election is made (the "Accelerated Distribution
         Date"); provided, however, a Participant who makes a lump sum benefit acceleration election pursuant to this
                 --------  -------
         Section 3.6 whose Termination of Employment occurred within three (3) years of the Accelerated Distribution
         Date shall receive thirty percent (30%) of such lump sum benefit on the Accelerated Distribution Date and the remaining seventy percent (70%) of such lump sum benefit (plus accrued interest as provided in Section 3.5)
         on the third (3rd) anniversary of such Participant's Termination of Employment; provided, further, however, if the Participant attained the age of sixty (60) as of his or her Termination of Employment, the Participant
         may accelerate the distribution of 100% of his or her unpaid lump sum benefit if he or she agrees, in writing substantially in the form provided in Attachment B, not to compete with an Employer Business within the meaning of Section 7.2 for a period of three (3) years from such Participant's Termination of Employment and further agrees that if he or she fails to abide by such agreement, the non-compete agreement is challenged or the non-compete agreement is unenforceable, he or she shall forfeit all benefits hereunder and repay the Lump
         Sum Benefit to SBC.

4                 Death Benefits.

4.1               Death.

         If a Participant dies prior to his or her Retirement, a pre-retirement death benefit will be calculated and paid as though the Participant had Retired  (determined without regard to the 5 Years of Service requirement otherwise applicable to certain Participants age 55 or older) on the day prior to the date of death.
         Notwithstanding the provisions of Section 3.3, if a Participant's Agreement or benefit payout election form fails to show an election of a Benefit Payout Alternative, or if the Participant, having chosen to defer his benefit election, failed to make a timely election of a Benefit Payout Alternative prior to his or her death, the form of the pre-retirement death benefit shall, at the option of the Participant's Beneficiary, be either the Life With 10-Year Certain Benefit form of the Participant's benefit, a Beneficiary Life Annuity (as such term is hereinafter described) based on the life expectancy of the Beneficiary, or, if the Participant was eligible to make a Lump Sum Benefit election as of his or her date of death, a Lump Sum Benefit (calculated in the manner described in this Section 4.1).  If paid as a Beneficiary Life Annuity based on the Life of the
         Beneficiary, such benefit shall be the actuarially determined equivalent (as determined by the Administrative
         Committee in its complete and sole discretion) of the Life With 10-Year Certain Benefit; provided, however,
                                                                                                  --------  -------
         should the Beneficiary die prior to the payment to the Beneficiary of the total dollar amount of the Life with 10-Year Certain Benefit, the remaining dollar balance of such Life With 10-Year Certain Benefit shall be paid in accordance with the Participant's beneficiary designation and the Rules at the same monthly rate of payment as would have been the monthly payment pursuant to the 10-year payment schedule had the Life With
         10-Year Certain Benefit been selected.   For purposes of this Section 4.1, a Lump Sum Benefit shall be calculated in the same manner as provided in Section 3.4 as if the Participant were alive; e.g., calculated as of the Participant's Death applying the Mortality Tables and the GAAP Rate, both as in effect as of the end of the calendar year immediately preceding the Participant's Death, but using the Participant's age,
         Years of Service and other factors as of the Participant's date of death.

4.2               Disability.

         In the event that a Participant terminates employment prior to Retirement by reason of a Disability that entitles the Participant to continue to accrue Years of Service until Retirement Eligibility pursuant to
         Section 3.2 and thereafter dies after attaining Retirement Eligibility (without regard to the 5 Years of
         Service requirement otherwise applicable to certain Participants age 55 or older), the Employer shall pay to the Participant's Beneficiary the Death Benefit specified in Section 4.1 based on the Participant's Monthly
         Earnings for the twelve (12) months preceding his or her Disability.  No death benefit shall be payable if the Participant dies prior to attaining Retirement Eligibility (without regard to the 5 Years of Service requirement otherwise applicable to certain Participants age 55 or older).

4.3               Termination of Employment.

         If a Participant terminates employment other than by reason of Disability prior to Retirement Eligibility
         (without regard to the 5 Years of Service requirement otherwise applicable to certain Participants age 55 or older), no death benefit shall be payable to the Participant's Beneficiary.

5                 Payment.

5.1               Commencement of Payments.

         Notwithstanding the designation of a specific date for payment of a distribution hereunder, commencement of payments under this Plan may be delayed for administrative reasons in the discretion of the Administrative
         Committee, but shall begin not later than sixty (60) days following the occurrence of an event which entitles a Participant (or a Beneficiary) to payments under this Plan.

5.2               Withholding; Unemployment Taxes.

         To the extent required by the law in effect at the time payments are made or deferred hereunder, any taxes required to be withheld by the Federal or any state or local government shall be withheld from payments or deferrals made hereunder.

5.3               Recipients of Payments; Designation of Beneficiary.

         All payments to be made under the Plan shall be made to the Participant during his or her lifetime, provided that if the Participant dies prior to the completion of such payments, then all subsequent payments under the
         Plan shall be made to the Participant's Beneficiary or Beneficiaries.

         In the event of the death of a Participant, distributions/benefits under this Plan shall pass to the
         Beneficiary (ies) designated by the Participant in accordance with the Rules.

5.4               Additional Benefit.

         The reduction of any benefits payable under the SBC Pension Benefit Plan ("SBCPBP"), which results from participation in the SBC Senior Management Deferred Compensation Program of 1988, will be restored under this
         Plan.

5.5               No Other Benefits.

         No benefits shall be paid hereunder to the Participant or his or her Beneficiary except as specifically provided herein.

5.6               Small Benefit.

         Notwithstanding any election made by the Participant, the Administrative Committee in its sole discretion may pay any benefit in the form of a lump sum payment if the lump sum equivalent amount is or would be less than
         $10,000 when payment of such benefit would otherwise commence.

5.7               Special Increases.

5.7.1             1990 Special Increase.

                                    Notwithstanding any other provision of this Plan to the contrary:

                                    (a)     Effective July 1, 1990, the monthly pension benefit amount then being paid hereunder to a retired Participant whose Plan payments began before
                                            January 1990 shall be increased by 1/30 of 5.0% for each month from and including January 1988 or the month in which said Participant's pension payments began, whichever is later, through and including June 1990, inclusive.

                                    (b)     Effective July 1, 1990, the present and/or future monthly payment hereunder of a surviving annuitant of a Participant whose Plan payments began before January 1990 or of a Participant who died in active service before January 1990, shall be increased by the same percentage as the related pension was or would have been increased under the provisions of
                                            Paragraph (a) of this Section 5.7.1.

5.7.2             Enhanced Management Pension (EMP) Flow-Through for Participant Receiving Other than an SBCPBP "Cash
                                    Balance" Benefit.

                                    Notwithstanding any other provision of this Plan to the contrary:

                                    (a)     Effective December 30, 1991, a Participant who as of the date of his or her Retirement satisfies the requirements for a service pension under the terms of the SBCPBP as it existed prior to December 30, 1991, shall have his or her SRIP Benefit determined without subtracting any increase in his or her SBCPBP (or successor plan) pension amount attributable to the
                                            Enhanced Management Pension ("EMP") provisions thereof, i.e., EMP benefits will "flow-through" to the Participant; provided, however, such additional benefit amounts corresponding to term of employment extending beyond age
                                            65 through application of the EMP provisions shall be subtracted.

                                    (b)     EMP flow-through shall not apply in the case of any person who becomes an
                                            Eligible Employee after December 31, 1997.

5.7.3             1993 Special Increase and Subsequent Special Increases.

                                    Notwithstanding any other provision of this Plan to the contrary:

                                    (a)     Effective July 1, 1993, the monthly pension benefit amount then being paid hereunder to (1) all retired Participants whose Plan payments began before
                                            July 1, 1993, (2) then current and contingent annuitants of such retired
                                            Participants who elected one of the Plan's survivor annuities and (3) then current annuitants of employees who before July 1, 1993 died in active service shall be increased in the same percentages as the SBCPBP ad hoc pension increase percentages effective July 1, 1993.

                                    (b)     Any time after July 1, 1993 that the SBCPBP is amended to provide for an ad hoc pension increase for SBCPBP nonbargained participants, the same percentage increase shall apply to Plan benefit amounts.

6                 Conditions Related to Benefits.

6.1               Administration of Plan.

         The Administrative Committee shall be the sole administrator of the Plan and will, in its discretion, administer, interpret, construe and apply the Plan in accordance with its terms.  The Administrative
         Committee shall further establish, adopt or revise such rules and regulations as it may deem necessary or advisable for the administration of the Plan.  All decisions of the Administrative Committee shall be final and binding unless the Board of Directors should determine otherwise.

6.2               No Right to SBC Assets.

         Neither a Participant nor any other person shall acquire by reason of the Plan any right in or title to any assets, funds or property of any SBC company whatsoever including, without limiting the generality of the foregoing, any specific funds or assets which SBC, in its sole discretion, may set aside in anticipation of a liability hereunder, nor in or to any policy or policies of insurance on the life of a Participant owned by
         SBC.  No trust shall be created in connection with or by the execution or adoption of this Plan or any
         Agreement, and any benefits which become payable hereunder shall be paid from the general assets of SBC.  A
         Participant shall have only a contractual right to the amounts, if any, payable hereunder unsecured by any asset of SBC.

6.3               Trust Fund.

         SBC shall be responsible for the payment of all benefits provided under the Plan.  At its discretion, SBC may establish one or more trusts, for the purpose of providing for the payment of such benefits.  Such trust or trusts may be irrevocable, but the assets thereof shall be subject to the claims of SBC's creditors.  To the extent any benefits provided under the Plan are actually paid from any such trust, SBC shall have no further obligation with respect thereto, but to the extent not so paid, such benefits shall remain the obligation of, and shall be paid by SBC.

6.4               No Employment Rights.

         Nothing herein shall constitute a contract of continuing employment or in any manner obligate any SBC company to continue the service of a Participant, or obligate a Participant to continue in the service of any SBC company and nothing herein shall be construed as fixing or regulating the compensation paid to a Participant.

6.5               Modification or Termination of Plan.

         This Plan may be modified or terminated at any time in accordance with the provisions of SBC's Schedule of
         Authorizations.  A modification may affect present and future Eligible Employees.   SBC also reserves the
         sole right to terminate at any time any or all Agreements.  In the event of termination of the Plan or of a
         Participant's Agreement, a Participant shall be entitled to benefits hereunder, if prior to the date of termination of the Plan or of his or her Agreement, such Participant has attained 5 Years of Service, in which case, regardless of the termination of the Plan/Participant's Agreement, such Participant shall be entitled to benefits at such time as provided in and as otherwise in accordance with the Plan and his or her
         Agreement, provided, however, Participant's benefit shall be computed as if Participant had terminated employment as of the date of termination of the Plan or of his or her Agreement; provided further, however,
         Participant's service subsequent to Plan/Agreement termination shall be recognized for purposes of reducing or eliminating the Age discount provided for by Section 3.1(d).  No amendment, including an amendment to this
         Section 6.5, shall be effective, without the written consent of a Participant, to alter, to the detriment of such Participant, the benefits described in this Plan as applicable to such Participant as of the effective date of such amendment.  For purposes of this Section 6.5, an alteration to the detriment of a Participant shall mean a reduction in the amount payable hereunder to a Participant to which such Participant would be entitled if such Participant terminated employment at such time, or any change in the form of benefit payable hereunder to a Participant to which such Participant would be entitled if such Participant terminated employment at such time.  Any amendment which reduces Participant's benefit hereunder to adjust for a change in his or her pension benefit resulting from an amendment to any company-sponsored defined benefit pension plan which changes the pension benefits payable to all employees, shall not require the Participant's consent.  Written notice of any amendment shall be given to each Participant.

6.6               Offset.

         If at the time payments or installments of payments are to be made hereunder, a Participant or his or her
         Beneficiary or both are indebted to any SBC company, then the payments remaining to be made to the
         Participant or his or her Beneficiary or both may, at the discretion of the Board of Directors, be reduced by the amount of such indebtedness; provided, however, that an election by the Board of Directors not to reduce any such payment or payments shall not constitute a waiver of such SBC company's claim for such indebtedness.

6.7               Change in Status.

         In the event of a change in the employment status of a Participant to a status in which he is no longer an
         Eligible Employee, the Participant shall immediately cease to be eligible for any benefits under this Plan except such benefits as had previously vested.  Only Participant's Years of Service and Earnings history prior to the change in his employment status shall be taken into account for purposes of determining
         Participant's vested benefits hereunder.

7                 Miscellaneous.

7.1               Nonassignability.

         Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate or convey in advance of actual receipt of the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are, expressly declared to be unassignable and non-transferable.  No part of the amounts payable shall, prior to actual payment, be subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, nor be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency.

7.2               Non-Competition.

         Notwithstanding any other provision of this Plan, all benefits provided under the Plan with respect to a
         Participant shall be forfeited and canceled in their entirety if the Participant, without the consent of SBC and while employed by SBC or any subsidiary thereof or within three (3) years after termination of such employment, engages in competition with SBC or any subsidiary thereof or with any business with which SBC or a subsidiary or affiliated company has a substantial interest (collectively referred to herein as "Employer business") and fails to cease and desist from engaging in said competitive activity within 120 days following receipt of written notice from SBC to Participant demanding that Participant cease and desist from engaging in said competitive activity.  For purposes of this Plan, engaging in competition with any Employer business shall mean engaging by the Participant in any business or activity in the same geographical market where the same or substantially similar business or activity is being carried on as an Employer business.  Such term shall not include owning a nonsubstantial publicly traded interest as a shareholder in a business that competes with an Employer business. However, engaging in competition with an Employer business shall include representing or providing consulting services to, or being an employee of, any person or entity that is engaged in competition with any Employer business or that takes a position adverse to any Employer business.
         Accordingly, benefits shall not be provided under this Plan if, within the time period and without the written consent specified, Participant either engages directly in competitive activity or in any capacity in any location becomes employed by, associated with, or renders service to any company, or parent or affiliate thereof, or any subsidiary of any of them, if any of them is engaged in competition with an Employer business, regardless of the position or duties the Participant takes and regardless of whether or not the employing company, or the company that Participant becomes associated with or renders service to, is itself engaged in direct competition with an Employer business.

7.3               Notice.

         Any notice required or permitted to be given to the Administrative Committee under the Plan shall be sufficient if in writing and hand delivered, or sent by certified mail, to the principal office of SBC, directed to the attention of the Senior Vice President-Human Resources.  Any notice required or permitted to be given to a Participant shall be sufficient if in writing and hand delivered, or sent by certified mail, to
         Participant at Participant's last known mailing address as reflected on the records of his or her employing company or the company from which the Participant incurred a Termination of Employment, as applicable.
         Notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark or on the receipt for certification.

7.4               Validity.

         In the event any provision of this Plan is held invalid, void or unenforceable, the same shall not affect, in any respect whatsoever, the validity of any other provision of this plan.

7.5               Applicable Law.

         This Plan shall be governed and construed in accordance with the laws of the State of Texas to the extent not preempted by the Employee Retirement Income Security Act of 1974, as amended, and regulations thereunder
         ("ERISA").

7.6               Plan Provisions in Effect Upon Termination of Employment.

         The Plan provisions in effect upon a Participant's Termination of Employment shall govern the provision of benefits to such Participant.  Notwithstanding the foregoing sentence, the benefits of a Participant whose
         Retirement occurred prior to February 1, 1989, shall be subject to the provisions of Section 3.3 hereof.

                                     SUPPLEMENTAL RETIREMENT INCOME PLAN AGREEMENT

                  THIS AGREEMENT is made and entered into at San Antonio, Texas as of this _____ day of
_______________, by and between SBC Communications Inc. ("SBC") and __________ (" Participant").

                  WHEREAS, SBC has adopted a Supplemental Retirement Income Plan (the "Plan"); and

                  WHEREAS, the Participant has been determined to be eligible to participate in the Plan; and

                  WHEREAS, the Plan requires that an agreement be entered into between SBC and Participant setting out certain terms and benefits of the Plan as they apply to the Participant;

                  NOW, THEREFORE, SBC and the Participant hereby agree as follows:

                  1.       The Plan is hereby incorporated into and made a part of this Agreement as though set forth in full herein.  The parties shall be bound by, and have the benefit of, each and every provision of the Plan as set forth in the Plan.

                  2.       The Participant was born on ___________, and his or her present employment began on
                           -------------,

                  3.       The Participant's "Retirement Percent" which is described in the Plan shall be ________
                           percent (__%)

                  4.       Election as to Form of Benefits.  The Participant elects the Benefit Payout Alternative as
                           -------------------------------
                           shown on the Supplemental Retirement Income Plan (SRIP) Benefit Election form attached hereto and incorporated herein for all purposes (the "Form"). The Participant may change this election at any time prior to the end of the calendar year immediately preceding the
                           Participant's Termination of Employment, and the Participant's election in effect at the time will control the distribution of benefit under the Plan.  If the Participant has not elected a Benefit Payout Alternative prior to the end of the calendar year immediately preceding the Participant's Termination of Employment, the Participant's form of benefit under the Plan shall be the Life With 10-Year Certain Benefit.

                  This Agreement supersedes all prior Supplemental Retirement Income Plan Agreements between SBC and
Participant, and any amendments thereto, and shall inure to the benefit of, and be binding upon, SBC, its successors and assigns, and the Participant and his or her Beneficiaries.

                  IN WITNESS WHEREOF, the parties hereto have signed and entered into this Agreement on and as of the date first above written.

SBC COMMUNICATIONS INC.:

By:
       --------------------------------------------------------------------------------------
       Senior Executive Vice President-Human Resources

PARTICIPANT:

---------------------------------------------------------------------------------------------

Due Date:
                                                                                                          Form SRIP-4
(9/01)
--------------------------------------------------------------------------------------------
                                   Supplemental Retirement Income Plan (SRIP)
--------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Payment Election
------------------------------------------------------------------------------------------------------------------------

Name:                                                              Social Security Number:
         -----------------------------------------------------                                   --------------------------------

---------------------------------------------------------------------------------------------------------------------------------
1.  Form of Payment
---------------------------------------------------------------------------------------------------------------------------------
I hereby elect the following form of benefit for my SRIP benefit in accordance with and subject to the terms of the
Plan:
a.                ____Life with 10-Year Certain Benefit.  Complete Section 4.
b.                ____Joint and 100% Survivor Benefit.  Complete Section 4.
c.                ____Joint and 50% Survivor Benefit.  Complete Section 4.
d.                ____Lump Sum.  Complete Section 2. (Only available if age 54 or older at time of election and age 55 or older at termination of employment).
e.                ____Defer making an election until no later than the last day of the calendar year preceding the calendar year in which my termination of employment takes place or my SRIP benefit commences. Complete
                      Section 4.
                      Default Distribution: If a payment election is not on file as of the last day of the year prior to your retirement or termination, the form of benefit shall be the Life with10-Year Certain Benefit.
---------------------------------------------------------------------------------------------------------------------------------
                                              2. SRIP Lump Sum Deferral Amount
                                              ---------------------------------
---------------------------------------------------------------------------------------------------------------------------------
You must defer the receipt of at least seventy percent (70%) of your lump sum (excluding accrued interest thereon)
until at least the third anniversary of your retirement (the "70% Rule").  Please indicate below the portion of your lump sum that you wish to defer:
I wish to defer _______% (not less than 70%).  Any portion not deferred will be paid within 60 days following my termination of employment.  Complete Section 3.
Note:  You have a one-time right to accelerate the distribution of your deferred balance by making an election prior to the first day of the calendar year in which you desire to receive an accelerated distribution of your deferred balance.
---------------------------------------------------------------------------------------------------------------------------------
                    3. Distribution Election for Deferred Lump Sum and Accrued Interest ("Deferred Balance")
                    ----------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Please indicate how you would like your deferred balance distributed.
         o    Complete Section 3a if you wish to receive monthly interest only payments. You must also complete
              Section 3b to elect how to receive your remaining deferred balance.
         o    Complete Section 3b to specify distribution of your deferred balance. Subject to the 70% Rule, payment will begin within 60 days of your retirement date if you elect distribution in your year of retirement.
         o    The deferred balance must be distributed no later than the 20th anniversary of your retirement.
         o    If applicable, the dates you complete in Section a and b cannot overlap.
a.       Interest Paid Monthly
         ---------------------
         Please distribute interest on my deferred balance paid monthly commencing
         ______________(month/year) through ______________(month/year).
         Note:  Also complete Section 3b to elect payment of deferred balance.
b.       Ratable Distribution Over a Period of Years
         -------------------------------------------
        Please make an annual payment of my deferred balance on March 1st of each year paid for ________
        (insert number from 1 through 20) year(s) commencing ___________(insert year).  Please choose one distribution method as follows:
        |_|   Paid ratably for the period(s) selected in 3b.  (e.g. 1/20th, 1/19th, 1/18th.... If payment is requested over 20 years).
        |_|   Paid in equal annual installments for the period(s) selected in 3b.

Note:  You may not request more than 30% of your lump sum within 36 months following retirement.
Complete Section 4.
----------------------------------------------------------------- ---------------------------------------------------------------
4.  Authorization
----------------------------------------------------------------- ---------------------------------------------------------------
I hereby authorize and make the above elections.

Signature                                                              Date
           ------------------------------------------------                     -----------------------------------
                                     Please return to Executive Compensation Staff
                                    175 E. Houston, 3-N-1, San Antonio, Texas  78205